UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Creatd, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

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2050 Center Avenue, Suite 640

Fort Lee, NJ 07024

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on December 2, 2021

Dear Stockholder:

We are pleased to invite you to attend the 2021 annual meeting of stockholders (the “Annual Meeting”) of Creatd, Inc. (“Creatd” or the “Company”), which will be held on December 2, 2021 at 2:00 p.m. Eastern Time.

Due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our employees and stockholders, the Annual Meeting will be held in a virtual meeting format at http://annualgeneralmeetings.com/Creatd/.

In addition to voting by submitting your proxy prior to the annual meeting, you also will be able to vote your shares electronically during the Annual Meeting. Further details regarding the virtual meeting are included in the accompanying proxy statement. At the Annual Meeting, the holders of our outstanding common stock will act on the following matters:

1.	To elect five (5) members of the board directors to serve for a one-year term to expire at the 2022 annual meeting of stockholders.

2.	To ratify the appointment of Rosenberg Rich Baker Berman, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

3.	To consider and conduct a non-binding advisory vote on a proposal to approve the Company’s executive compensation.

4.	To consider and conduct a non-binding advisory vote on a proposal regarding the frequency of advisory votes on executive compensation.

Our Board of Directors has fixed October 4, 2021 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement of the meeting.

All stockholders are cordially invited to virtually attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting in a virtual format, please complete, sign and date the enclosed proxy and return it promptly. If you plan to attend the Annual Meeting virtually and wish to vote your shares personally, you may do so at any time before the proxy is voted.

To be admitted to the Annual Meeting at http://annualgeneralmeetings.com/Creatd/ you must have your control number available and follow the instructions found on your proxy card or voting instruction form. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. Please allow sufficient time to complete the online check-in process. Your vote is very important.

BY ORDER OF THE BOARD OF DIRECTORS

October 21, 2021	/s/ Mark Standish
Mark Standish Chairman of the Board of Directors

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your shares via proxy at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares will save Creatd the expenses and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

2050 Center Avenue, Suite 640

Fort Lee, NJ 07024

PROXY STATEMENT FOR THE

2021 ANNUAL MEETING OF STOCKHOLDERS

To be held on December 2, 2021

The Board of Directors (the “Board” or “Board of Directors”) of Creatd, Inc. (“Creatd” or the “Company”) is soliciting your proxy to vote at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on December 2, 2021, at 2:00 p.m. Eastern Time, in a virtual format online by accessing http://annualgeneralmeetings.com/Creatd/.

This proxy statement contains information relating to the Annual Meeting. This year’s Annual Meeting of shareholders will be held as a virtual meeting. Shareholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend and participate in the Annual Meeting online via a live webcast by visiting http://annualgeneralmeetings.com/Creatd/. In addition to voting by submitting your proxy prior to the Annual Meeting, you also will be able to vote your shares electronically during the Annual Meeting.

Shareholders of record at the close of Business on October 4, 2021 are entitled to notice of and are cordially invited to, attend this Annual Meeting, or any adjournments or postponements thereof. Whether or not you are able to attend the Annual Meeting, please assure the representation of your shares and vote your proxy via the Internet, fax, or, if you request to receive printed proxy materials, by mailing a proxy using the instructions detailed on the Notice of Internet Availability of Proxy Materials (the “Notice”) that you received in the mail.

The Notice was mailed to shareholders on or about October 18, 2021.

CREATD, INC.

TABLE OF CONTENTS

		Page
QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING		1

PROPOSAL NO. 1:	ELECTION OF DIRECTORS	6

PROPOSAL NO. 2:	RATIFICATION OF THE APPOINTMENT OF ROSENBERG RICH BAKER BERMAN, P.A. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021	13

PROPOSAL NO. 3:	NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION	14

PROPOSAL NO. 4:	ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION	15

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT		16

DELINQUENT SECTION 16(A) REPORTS		17

CERTAIN TRANSACTIONS WITH RELATED PERSONS		17

OTHER MATTERS		21

HOUSEHOLDING		21

ANNUAL REPORT ON FORM 10-K		21

i

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board is soliciting your proxy to vote at the Annual Meeting of Shareholders. According to our records, you were a shareholder of the Company as of the end of business on October 4, 2021.

You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the SEC, we may furnish proxy materials, including this proxy statement and our Annual Report on Form 10-K, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which was mailed to the holders of our common stock, will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

The proxy statement and our Annual Report on Form 10-K are available at http://annualgeneralmeetings.com/Creatd/

To access the materials, you must enter the control number included on your Notice.

The Notice is being made available to you by the Company in connection with its solicitation of proxies for use at the 2021 Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held at 2:00 p.m. Eastern Time on Thursday, December 2, 2021 and/or any adjournments or postponements thereof. The Notice was first given or sent to shareholders on or about October 18, 2021. This proxy statement gives you information on these proposals so that you can make an informed decision.

What is a proxy?

A proxy is the legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card.

What is a proxy card?

By completing a proxy card, as more fully described herein, you are designating Jeremy Frommer, our Co-Chief Executive Officer as your proxy for the Annual Meeting and you are authorizing Mr. Frommer to vote your shares at the Annual Meeting as you have instructed them on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting virtually, we urge you to vote in one of the ways described below so that your vote will be counted even if you are unable or decide not to attend the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that we are required by regulations of the U.S. Securities and Exchange Commission, or “SEC,” to give you when we ask you to sign a proxy card designating Mr. Frommer as proxy to vote on your behalf.

Why did you send me this proxy statement?

We sent you this proxy statement and the enclosed proxy card because our Board is soliciting your proxy to vote at the 2021 Annual Meeting of stockholders. This proxy statement summarizes information related to your vote at the Annual Meeting. All stockholders who find it convenient to do so are cordially invited to attend the Annual Meeting virtually. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote over the Internet.

What Does it Mean if I Receive More than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign, and return each proxy card to ensure that all of your shares are voted.

I share the same address with another Creatd, Inc. shareholder. Why has our household only received one set of proxy materials?

The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our shareholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to shareholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any shareholder at that address. However, any such street name holder residing at the same address who wishes to receive a separate copy of the proxy materials may make such a request by contacting the bank, broker or other holder of record, or, 2050 Center Avenue, Suite 640, Fort Lee, NJ 07024 Attn: Corporate Secretary. Street name holders residing at the same address who would like to request householding of Company materials may do so by contacting the bank, broker or other holder of record or the Corporate Secretary at the phone number or address listed above.

How do I attend the Annual Meeting?

The Annual Meeting will be held on December 2, 2021, at 2:00 p.m. Eastern Time in a virtual format online by accessing http://annualgeneralmeetings.com/Creatd/. Information on how to vote in person at the Annual Meeting is discussed below.

Who is Entitled to Vote?

The Board has fixed the close of business on October 4, 2021 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. On the Record Date, there were 13,994,709 shares of common stock outstanding. Each share of common stock represents one vote that may be voted on each proposal that may come before the Annual Meeting.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, Pacific Stock Transfer, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who May Attend the Annual Meeting?

Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the Annual Meeting held in virtual format.

What am I Voting on?

There are four matters scheduled for a vote:

1.	To elect five (5) members of the board directors to serve for a one-year term to expire at the 2022 Annual Meeting of stockholders;

2.	To ratify the appointment of Rosenberg Rich Baker Berman, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

3.	To consider and conduct a non-binding advisory vote on a proposal to approve the Company’s executive compensation.

4.	To consider and conduct a non-binding advisory vote on a proposal regarding the frequency of advisory votes on executive compensation.

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How Do I Vote?

Stockholders of Record

For your convenience, record holders of our common stock have three methods of voting:

1.	Vote by Internet. The website address for Internet voting is on your vote instruction form;

2.	Vote by mail. Mark, date, sign and promptly mail the proxy card; or

3.	Vote at the Meeting. Attend and vote at the Annual Meeting held in virtual format.

Beneficial Owners of Shares Held in Street Name

For your convenience, beneficial owners of our common stock have three methods of voting:

1.	Vote by Internet. The website address for Internet voting is on your vote instruction form;

2.	Vote by mail. Mark, date, sign and promptly mail your vote instruction form; or

3.	Vote at the Meeting. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting held in virtual format.

All shares entitled to vote and represented by a properly completed and executed proxy received before the Annual Meeting and not revoked will be voted at the Annual Meeting as instructed in a proxy delivered before the Annual Meeting. We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How Many Votes do I Have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on the Record Date.

Is My Vote Confidential?

Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What Constitutes a Quorum?

To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when a majority of the shares entitled to vote, as of the Record Date, are represented in person or by proxy. Thus, 6,997,355 shares must be represented in person or by proxy to have a quorum at the Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by us are not considered outstanding or considered to be present at the Annual Meeting. If there is not a quorum at the Annual Meeting, either the chairperson of the Annual Meeting or our stockholders entitled to vote at the Annual Meeting may adjourn the Annual Meeting.

How Will my Shares be Voted if I Give No Specific Instruction?

We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1.	“For” the election of five (5) members of the board directors to serve for a one-year term to expire at the 2022 annual meeting of stockholders;

2.	“For” the ratification of the appointment of Rosenberg Rich Baker Berman, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

3.	“For” the approval to consider and conduct a non-binding advisory vote on a proposal to approve the Company’s executive compensation.

4.	“One year” to consider and conduct a non-binding advisory vote on a proposal regarding the frequency of advisory votes on executive compensation.

If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of Mr. Frommer, the Board’s designated proxies.

If your shares are held in street name, see “What is a Broker Non-Vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion.

Uninstructed Shares

All proxies that are executed or are otherwise submitted over the internet, by mail or in person will be voted on the matters set forth in the accompanying notice of Annual Meeting in accordance with the instructions set forth herein. However, if no choice is specified on a proxy as to one or more of the proposals, the proxy will be voted in accordance with the Board of Directors’ recommendations on such proposals as set forth in this proxy statement.

How are Votes Counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the election of directors, “For,” “Withhold” and broker non-votes; and, with respect to the other proposals, votes “For” and “Against,” abstentions and broker non-votes. Broker non-votes will not be included in the tabulation of the voting results of any of the proposals and, therefore, will have no effect on such proposals.

What is a Broker Non-Vote?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.

Under current Nasdaq rules and interpretations that govern broker non-votes: Proposal No. 1 for the election of directors is considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal; and Proposal No. 2 for the ratification of the appointment of Rosenberg Rich Baker Berman, P.A. as our independent registered public accounting firm for our fiscal year ending December 31, 2021 is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on the proposal.

How many votes are required to approve each proposal?

The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted:

Proposal	Votes Required	Voting Options
Proposal No. 1: Election of Directors	The plurality of the votes cast. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.	“FOR” “WITHHOLD”

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”

Proposal No. 3: Non-binding advisory vote on executive compensation	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”

Proposal No. 4: advisory vote on the frequency of the advisory vote on executive compensation	The plurality of the votes cast. This means that the choice receiving the highest number of affirmative “FOR” votes will be elected.	“1 YEAR” “2 YEARS” “3 YEARS” “ABSTAIN”

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Nevada law, abstentions are counted as shares present and entitled to vote at the Annual Meeting. Generally, unless provided otherwise by applicable law, our Amended and Restated Bylaws provide that an action of our stockholders (other than the election of directors) is approved if a majority of the number of shares of stock entitled to vote thereon and present (either in person or by proxy) vote in favor of such action. Therefore, votes that are “WITHHELD” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director, because directors are elected by plurality voting. A vote marked as “ABSTAIN” is not considered a vote cast and will, therefore, not affect the outcome in Proposal No. 2.

What Are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is My Proxy Revocable?

If you are a registered stockholder, you may revoke or change your vote at any time before the proxy is voted by filing with our Corporate Secretary, at 2050 Center Avenue, Suite 640, Fort Lee, NJ 07024, either a written notice of revocation or a duly executed proxy bearing a later date. If you attend the live webcast of the Annual Meeting you may revoke your proxy or change your proxy vote by voting electronically at the meeting. Your attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

If your shares are held in street name or you hold shares through a retirement or savings plan or other similar plan, please check your voting instruction card or contact your broker, nominee, trustee or administrator to determine whether you will be able to revoke or change your vote.

Who is Paying for the Expenses Involved in Preparing this Proxy Statement?

All of the expenses involved in preparing and assembling these proxy materials and mailing the Notice (and any paper materials, if requested) and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials.

Do I Have Dissenters’ Rights of Appraisal?

Creatd stockholders do not have appraisal rights under Nevada law or under Creatd’s governing documents with respect to the matters to be voted upon at the Annual Meeting.

How can I Find out the Results of the Voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

When are Stockholder Proposals Due for the 2022 Annual Meeting?

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) must submit the proposal to us at our corporate headquarters no later than May 15, 2022, which proposal must be made in accordance with the provisions of Rule 14a-8 of the Exchange Act. Pursuant to our Amended and Restated Bylaws, nothing in the procedure described in the sentence above shall be deemed to affect the rights of stockholders to request inclusion of proposals in our proxy statement pursuant to Rule l4a-8 under the Exchange Act.

Stockholders who intend to present a proposal at our 2022 Annual Meeting of Stockholders without inclusion of the proposal in our proxy materials are required to provide notice of such proposal to our Corporate Secretary so that such notice is received by our Corporate Secretary at our principal executive offices on or after March 15, 2022 but no later than May 15, 2022. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Excluding Proposal 1 (Election of Directors), Do the Company’s Executive Officers and Directors have an Interest in Any of the Matters to Be Acted Upon at the Annual Meeting?

Members of the Board and executive officers of Creatd do not have any substantial interest, direct or indirect, in Proposal No. 2.

Are any of the proposals conditioned on one another?

No.

PROPOSAL 1:

ELECTION OF DIRECTORS

Our Board currently consists of five (5) directors, and their terms will expire at the Annual Meeting. Directors are elected at the Annual Meeting of stockholders each year and hold office until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal.

Jeremy Frommer, Leonard Schiller, Mark Standish, Laurie Weisberg, and LaBrena Martin have each been nominated to serve as directors and have agreed to stand for election. If these nominees are elected at the Annual Meeting, then each nominee will serve for a one-year term expiring at the 2022 annual meeting of stockholders and until his or her successor is duly elected and qualified. Directors are elected by a plurality of the votes cast at the election. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.

If no contrary indication is made, proxies will be voted “FOR” all nominees listed below or, in the event that any such individual is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who is designated by our Board to fill the vacancy.

Board Recommendation

The Board of Directors unanimously recommends a vote “FOR” the election of all of our director nominees.

Nominees for Election to the Board

Name	Age	Positions
Jeremy Frommer	53	Co-Chief Executive Officer, Director
Leonard Schiller	80	Director
Mark Standish	60	Chairman of the Board of Directors
Laurie Weisberg	52	Co-Chief Executive Officer, Director
LaBrena Martin	66	Director

Nominees for Election to the Board for a Term Expiring at the 2022 Annual Meeting of Stockholders

Jeremy Frommer. Mr. Frommer has served as our Chief Executive Officer and as a member of our Board of Directors since February 2016. In August 2021, pursuant to our restructuring of our senior management team, Mr. Frommer became a Co-Chief Executive Officer.  Mr. Frommer has over 20 years of experience in the financial technology industry. Previously, Mr. Frommer held key leaderships roles in the investment banking and trading divisions of large financial institutions. From 2009 to 2012, Mr. Frommer was briefly retired until beginning concept formation for Jerrick Ventures which he officially founded in 2013. From 2007 to 2009, Mr. Frommer was Managing Director of Global Prime Services at RBC Capital Markets, the investment banking arm of the Royal Bank of Canada, the largest financial institution in Canada, after the sale of Carlin Financial Group, a professional trading firm. From 2004 to 2007, Mr. Frommer was the Chief Executive Officer of Carlin Financial Group after the sale of NextGen Trading, a software development company focused on building equity trading platforms. From 2002 to 2004, Mr. Frommer was Founder and Chief Executive Officer of NextGen Trading. From 2000 to 2002, he was Managing Director of Merger Arbitrage Trading at Bank of America, a financial services firm. Mr. Frommer was also a director of LionEye Capital, a hedge fund from June 2012 to June 2014. He holds a B.A. from the University of Albany. We believe Mr. Frommer is qualified to serve on our Board of Directors due to his financial and leadership experience.

Leonard Schiller. Mr. Schiller was elected to our Board of Directors in December 2015. He is President and Managing Partner of the Chicago law firm of Schiller, Strauss and Lavin PC and has been associated with the firm since 1977. Mr. Schiller also has served as the President of The Dearborn Group, a residential property management and real estate company with properties located in the Midwest. Mr. Schiller has also been involved in the ownership of residential properties and commercial properties throughout the country. Mr. Schiller has acted as a principal in numerous private loan transactions and has been responsible for the structure, and management of these transactions. Mr. Schiller has also served as a member of the Board of Directors of IMALL, an internet search engine company, which was acquired by Excite@Home. He also served as a member of the Board of AccuMed International, Inc., a company which manufactured and marketed medical diagnostic screening products, which was acquired by Molecular Diagnostics, Inc. He presently serves as a director of Milestone Scientific, Inc., a Delaware company. We believe Mr. Schiller is qualified to serve on our Board of Directors due to his legal and business experience.

Mark Standish. Mr. Standish was elected to our Board of Directors in July 2020 and serves as its Chairman. He has served as a Senior Partner for HHM Capital since January 2017. Additionally, he has served as a member of the Board of Directors for LightPoint Financial Technology LLC since January 2017. From February 2015 to December 2016, he served as Managing Partner and Chief Information Officers for Deimos Asset Management LLC. In 1995 he joined the Royal Bank of Canada and served as Co-Chief Executive Officer of RBC Capital Markets from 2008 to 2014. He studied banking and finance at Croydon College in England in 1983. We believe Mr. Standish is qualified to serve as a member of our board because of his extensive financial industry and leadership experience.

Laurie Weisberg. Ms. Weisberg was elected to our Board of Directors in July 2020. Ms. Weisberg served as our Chief Operating Officer from October 2020 until August 2021, at which point, pursuant to our restructuring of our senior management team, Ms. Weisberg became a Co-Chief Executive Officer.  Weisberg, who has served as the Chief Sales Officer at Intent since February 2019, has spent over 25 years at the forefront of sales and marketing innovation in the technology space, having held leadership positions at various technology companies including Thrive Global, Curalate, and Oracle Data Cloud. From October 2010 to April 2015, Ms. Weisberg was a member of the executive leadership team at Datalogix, leading up to its acquisition by Oracle in 2015, at which point she assumed the role of VP of Oracle Data Cloud. Additionally, Ms. Weisberg has served on the Advisory Board at Crowdsmart, an intelligent data-driven investment prediction platform since April 2019. Ms. Weisberg was born and educated in England. We believe Ms. Weisberg is qualified to serve on our Board of Directors due to her extensive global sales and brand marketing expertise as well as her leadership experience working within the technology space.

LaBrena Martin. Ms. Martin was elected to our Board of Directors in October of 2020. Ms. Martin began her career in 1979 as an enforcement attorney with the U.S. Securities and Exchange Commission, investigating and prosecuting securities fraud and manipulation during her nine-year tenure. In 1987, she joined E.F. Hutton, which ultimately became Lehman Brothers, as a Vice President in the General Counsel’s Office. Ms. Martin held a series of successively responsible positions over her eight-year tenure through 1995, including as Senior Vice President and Manager of the Derivatives Finance Group, overseeing the legal, regulatory, credit and tax due diligence supporting equity derivatives transactions. In 1995, Ms. Martin joined Royal Bank of Canada (RBC) as General Counsel of its US Broker Dealer, charged with building out legal and compliance to support planned U.S. growth. By 2004, she was United States General Counsel for the U.S. banking and securities platform, having overseen, among other matters, legal due diligence and regulatory approvals for acquisitions, as well as corporate governance initiatives. Finally, during her nearly 20-year tenure, Ms. Martin established the bank’s inaugural government affairs division in the United States, with a mandate for strategically identifying critical issues and executing on plans for engagement with elected regulatory officials, industry peers, trade associations, and other influencers. Ms. Martin has not held other employment since 2013. Ms. Martin earned a Bachelor of Science degree in political science from Barnard College and a Juris Doctor degree from New York University School of Law. The Board believes Ms. Martin is qualified to serve on the Board due to her extensive senior management-level legal and business experience and her compliance expertise.

Family Relationships

There are no other family relationships among any of our current or former directors or executive officers.

Director Terms; Qualifications

Members of our Board of Directors serve until the next Annual Meeting of stockholders, or until their successors have been duly elected.

When considering whether directors and nominees have the experience, qualifications, attributes and skills to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Board of Directors focuses primarily on the industry and transactional experience, and other background, in addition to any unique skills or attributes associated with a director.

Director or Officer Involvement in Certain Legal Proceedings

There are no material proceedings to which any director or officer, or any associate of any such director or officer, is a party that is averse to our Company or any of our subsidiaries or has a material interest adverse to our Company or any of our subsidiaries. No director or executive officer has been a director or executive officer of any business which has filed a bankruptcy petition or had a bankruptcy petition filed against it during the past ten years. No director or executive officer has been convicted of a criminal offense or is the subject of a pending criminal proceeding during the past ten years. No director or executive officer has been the subject of any order, judgment or decree of any court permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities during the past ten years. No director or officer has been found by a court to have violated a federal or state securities or commodities law during the past ten years.

Directors and Officers Liability Insurance

The Company has directors’ and officers’ liability insurance insuring its directors and officers against liability for acts or omissions in their capacities as directors or officers, subject to certain exclusions. Such insurance also insures the Company against losses, which it may incur in indemnifying its officers and directors. In addition, officers and directors also have indemnification rights under applicable laws, and the Company’s Second Amended and Restated Articles of Incorporation and Amended and Restated Bylaws.

Director Independence

The listing rules of The Nasdaq Stock Market LLC (“Nasdaq”) require that independent directors must comprise a majority of a listed company’s Board of Directors. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and governance committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Our Board of Directors has undertaken a review of the independence of our directors and considered whether any director has a material relationship with it that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, the Board of Directors has determined that Leonard Schiller, Mark Standish and LaBrena Martin are “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing standards of Nasdaq. In making these determinations, our Board of Directors considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of the Company’s capital stock by each non-employee director, and any transactions involving them described in the section captioned “—Certain relationships and related transactions and director independence.”

Board Committees

The Company’s Board has established three standing committees: Audit, Compensation, and Nominating and Corporate Governance. Each of the committees operates pursuant to its charter. The committee charters will be reviewed annually by the Nominating and Corporate Governance Committee. If appropriate, and in consultation with the chairs of the other committees, the Nominating and Corporate Governance Committee may propose revisions to the charters. The responsibilities of each committee are described in more detail below.

Nasdaq permits a phase-in period of up to one year for an issuer registering securities in an initial public offering to meet the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee independence requirements. Under the initial public offering phase-in period, only one member of each committee is required to satisfy the heightened independence requirements at the time our registration statement becomes effective, a majority of the members of each committee must satisfy the heightened independence requirements within 90 days following the effectiveness of our registration statement, and all members of each committee must satisfy the heightened independence requirements within one year from the effectiveness of our registration statement.

Audit Committee

The Audit Committee, among other things, will be responsible for:

●	appointing; approving the compensation of; overseeing the work of; and assessing the independence, qualifications, and performance of the independent auditor;

●	reviewing the internal audit function, including its independence, plans, and budget;

●	approving, in advance, audit and any permissible non-audit services performed by our independent auditor;

●	reviewing our internal controls with the independent auditor, the internal auditor, and management;

●	reviewing the adequacy of our accounting and financial controls as reported by the independent auditor, the internal auditor, and management;

●	overseeing our financial compliance system; and

●	overseeing our major risk exposures regarding the Company’s accounting and financial reporting policies, the activities of our internal audit function, and information technology.

The Board of Directors has affirmatively determined that each member of the Audit Committee meets the additional independence criteria applicable to audit committee members under SEC rules and Nasdaq listing rules. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Audit Committee. The Board has affirmatively determined that each member of the Audit Committee is financially literate, and that Mr. Standish meets the qualifications of an Audit Committee financial expert.

The Audit Committee consists of Mr. Standish, Mr. Schiller, and Ms. Martin. Mr. Standish chairs the Audit Committee. We believe that the functioning of the Audit Committee complies with the applicable requirements of the rules and regulations of the Nasdaq listing rules and the SEC.

Compensation Committee

The Compensation Committee will be responsible for:

●	reviewing and making recommendations to the Board with respect to the compensation of our officers and directors, including the CEO;

●	overseeing and administering the Company’s executive compensation plans, including equity-based awards;

●	negotiating and overseeing employment agreements with officers and directors; and

●	overseeing how the Company’s compensation policies and practices may affect the Company’s risk management practices and/or risk-taking incentives.

The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Compensation Committee.

The Compensation Committee consists of Mr. Standish, Mr. Schiller and Ms. Martin. Mr. Schiller serves as chairman of the Compensation Committee. The Board of Directors has affirmatively determined that each member of the Compensation Committee meets the independence criteria applicable to compensation committee members under SEC rules and Nasdaq listing rules. The Company believes that the composition of the Compensation Committee meets the requirements for independence under, and the functioning of such Compensation Committee will comply with, any applicable requirements of the rules and regulations of Nasdaq listing rules and the SEC.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee, among other things, is responsible for:

●	reviewing and assessing the development of the executive officers and considering and making recommendations to the Board regarding promotion and succession issues;

●	evaluating and reporting to the Board on the performance and effectiveness of the directors, committees and the Board as a whole;

●	working with the Board to determine the appropriate and desirable mix of characteristics, skills, expertise and experience, including diversity considerations, for the full Board and each committee;

●	annually presenting to the Board a list of individuals recommended to be nominated for election to the Board;

●	reviewing, evaluating, and recommending changes to the Company’s Corporate Governance Principles and Committee Charters;

●	recommending to the Board individuals to be elected to fill vacancies and newly created directorships;

●	overseeing the Company’s compliance program, including the Code of Conduct; and

●	overseeing and evaluating how the Company’s corporate governance and legal and regulatory compliance policies and practices, including leadership, structure, and succession planning, may affect the Company’s major risk exposures.

The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Corporate Governance/Nominating Committee.

The Nominating and Corporate Governance Committee consists of Mr. Standish, Mr. Schiller and Ms. Martin. Ms. Martin serves as chair. The Company’s Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent within the meaning of the independent director guidelines of Nasdaq listing rules.

Compensation Committee Interlocks and Insider Participation

None of the Company’s executive officers serves, or in the past has served, as a member of the Board of Directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who serve as members of the Company’s Board of Directors or its compensation committee. None of the members of the Company’s compensation committee is, or has ever been, an officer or employee of the company.

Code of Business Conduct and Ethics

The Company’s Board of Directors has adopted a code of business conduct and ethics applicable to its employees, directors and officers, in accordance with applicable U.S. federal securities laws and the corporate governance rules of Nasdaq. The code of business conduct and ethics will be publicly available on the Company’s website. Any substantive amendments or waivers of the code of business conduct and ethics or code of ethics for senior financial officers may be made only by the Company’s Board of Directors and will be promptly disclosed as required by applicable U.S. federal securities laws and the corporate governance rules of Nasdaq.

Corporate Governance Guidelines

The Company’s Board of Directors has adopted corporate governance guidelines in accordance with the corporate governance rules of Nasdaq.

EXECUTIVE OFFICERS

The following are biographical summaries of our executive officers and their ages, except for Mr. Frommer and Ms. Weisberg, whose biographies are included under the heading “Proposal 1: Election of Directors” set forth above:

Name	Age	Positions
Jeremy Frommer	53	Co-Chief Executive Officer
Laurie Weisberg	52	Co-Chief Executive Officer
Justin Maury	33	Chief Operating Officer and President
Chelsea Pullano	30	Chief Financial Officer

Justin Maury. Mr. Maury first joined Creatd in 2013, bringing with him over a decade of experience in the creative industry. After partnering with Creatd co-founder Jeremy Frommer, Justin, a full stack designer and product developer by training, led the Company’s product development for four years. His passion for the creative arts and technology ultimately yielded the vision for Creatd’s flagship product, Vocal. During these formative years for the company, Justin was a driving force in creating the vision, design and architecture for the Vocal platform and managing the oversight of technology development, and the platform continues to grow and evolve under Justin’s supervision. Mr. Maury has served as the Company’s President since January 2019. In August 2021, Mr. Maury was additionally named as Creatd’s Chief Operating Officer.

Chelsea Pullano. Ms. Pullano has been our Chief Financial Officer since June 2020. She has a long history of leadership at Creatd, serving as a member of the Company’s Management Committee for four years. Prior to her current role, Ms. Pullano was an integral member of our finance department since 2017, most recently serving as our Head of Corporate Finance, a role in which she coordinated our periodic reports under the Exchange Act and other financial matters. Prior to joining the Finance Department, Ms. Pullano was a member of our operations team from 2015 to 2017. She holds a B.A. from the State University of New York College at Geneseo.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named executive officers paid by us during the years ended December 31, 2020, and 2019.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)			Total ($)
Jeremy Frommer	2020		$234,231		$182,000	$469,255	(9)	$931,339	-	-		$86,686	(3)		$1,446,377
Co-Chief Executive Officer	2019		$168,269		$300,080	-		-	-	-		$104,667	(1)		$573,016

Rick Schwartz	2020	$		$		-		-	-	-	$			$
Former President	2019		$33,642		-	-		-	-	-		$9,708	(6)		$43,350

Justin Maury	2020		$147,009	$		$412,204	(10)	$713,563	-	-		$7,920	(2)		$877,152
President	2019		$117,751		-	-		-	-	-		$8,094	(4)		$125,845

Chelsea Pullano	2020		$123,500	$		$38,050	(8)	$522,121	-	-		$1,908	(5)		$647,529
Chief Financial Officer	2019		$88,989		-	-		-	-	-	$				$88,989

Laurie Weisberg	2020		$60,577	$		-		-	-	-		$7,875	(7)		$68,452
Co-Chief Executive Officer	2019	$			-	-		-	-	-	$			$

(1)	The $104,667 includes payment to Mr. Frommer for living expenses, health insurance and a vehicle allowance.

(2)	The $7,920 includes payment to Mr. Maury for health insurance.

(3)	The $81,686 includes payment to Mr. Frommer for living expenses, health insurance and a vehicle allowance

(4)	The $8,094 includes payment to Mr. Maury for health insurance.

(5)	The $1,908 includes payment to Ms. Pullano for health insurance.

(6)	The $9,708 includes payment to Mr. Schwartz for health insurance.

(7)	The $7,875 includes payment to Ms. Weisberg for health insurance.

(8)	On May 13, the Company exchanged 14,205 stock options for 21,308 shares of Common Stock.

(9)	On May 13, the Company exchanged 200,000 stock options for 300,000 shares of Common Stock. $456,134 is attributable to this exchange. $12,121 of this amount is attributable to the issuance of shares in lieu of wages.

(10)	On May 13, the Company exchanged 167,955 stock options for 251,933 shares of Common Stock. $403,604 is attributable to this exchange. $8,660 of this amount is attributable to the issuance of shares in lieu of wages.

Employment Agreements

As of December 31, 2020, the Company has not entered into any employment agreements, but intends on entering into such agreements with its Co-Chief Executive Officers, Chief Operating Officer and Chief Financial Officer by the end of first quarter 2022.

Outstanding Equity Awards at Fiscal Year-End 2020

At December 31, 2020, we had outstanding equity awards as follows:

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Weighted Average Exercise Price	Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Jeremy Frommer	-	89,188	89,188	$8.55	April 1, 2026	-	-	-	-
Justin Maury	-	68,333	68,333	$8.55	April 1, 2026	-	-	-	-
Laurie Weisberg	-	-	-	-	-	-	-	-	-
Chelsea Pullano	-	50,000	50,000	$8.55	April 1, 2026	-	-	-	-

Director Compensation

The following table presents the total compensation for each person who served as a non-employee member of our Board of Directors and received compensation for such service during the fiscal year ended December 31, 2020. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our board of directors in 2020.

Director	Option Awards (1)	Fees Earned or Paid in Cash	Total
Mark Standish	$-	$-	$-
Leonard Schiller	$-	$-	$-
Mark Patterson	$-	$-	$-
LaBrena Martin	$-	$-	$-
Laurie Weisberg	$-	$-	$-

(1)	Amounts shown in this column do not reflect dollar amounts actually received by our non-employee directors. Instead, these amounts represent the aggregate grant date fair value of stock option awards determined in accordance with FASB ASC Topic 718.

Vote Required

The five nominees for director receiving the highest number of votes “FOR” election will be elected as directors. This is called a plurality. Withholding a vote from a director nominee will not be voted with respect to the director nominee indicated and will have no impact on the election of directors although it will be counted for the purposes of determining whether there is a quorum. Broker non-votes will have no effect on the outcome of this proposal.

Recommendation of our Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTORS.

PROPOSAL 2:

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2021

The Board has appointed Rosenberg Rich Baker Berman, P.A. (“RRBB”) to serve as our independent registered public accounting firm for the year ending December 31, 2021. RRBB has provided services in connection with the audit of Creatd’s financial statements since December 31, 2018.

The Board is requesting that stockholders ratify the selection of RRBB. The Board is not required to take any action as a result of the outcome of the vote on this proposal. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of Creatd and its stockholders. If the appointment is not ratified, the Board will consider its options.

A representative of RRBB is expected to attend the Annual Meeting. He or she will have the opportunity to make a statement if desired and is expected to be available to respond to appropriate questions.

Principal Accountant Fees and Services

The aggregate fees billed to the Company by RRBB, the Company’s independent registered public accounting firm, for the indicated services for each of the last two fiscal years were as follows:

	2020	2019
Audit fees(1)	$160,500	83,170
Tax fees(2)	12,500	38,125
Total fees	$173,000	121,295

(1)	Audit fees consist of fees for professional services performed by RRBB for the audit and review of our financial statements, preparation and filing of our registration statements, including issuance of comfort letters.

(2)	Tax fees consist of fees for professional services performed by RRBB with respect to tax compliance.

Vote Required

The affirmative vote of a majority of the shares (by voting power) present in person  at the Annual Meeting or represented by proxy and entitled to vote at the Annual Meeting is required to approve the ratification of the appointment of RRBB as Creatd’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Board Recommendation

The Board of Directors unanimously recommends a vote “FOR” Proposal 2.

PROPOSAL NO. 3:  NON-BINDING ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION

We are asking our shareholders to provide advisory approval of the compensation of the NEOs, as we have described it in the “Executive Compensation” section of this proxy statement. While this vote is advisory, and not binding on the Company, it will provide information to our Board and Compensation Committee regarding investor sentiment about our executive compensation policies and practices, which the Committee will be able to consider when determining future executive compensation.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to endorse or not endorse our executive compensation program and policies through the following resolution:

“Resolved, that the compensation of the Company’s NEOs, as disclosed pursuant to compensation disclosure rules of the SEC located in the “Executive Compensation” section of this proxy statement, and the accompanying executive compensation table and narrative discussions, is hereby APPROVED.”

The vote on this Proposal No. 3 is advisory, and therefore not binding on the Company, the Compensation Committee, or the Board. The vote will not be construed to create or imply any change to the fiduciary duties of the Company or the Board, or to create or imply any additional fiduciary duties for the Company or the Board.  However, the Board and the Compensation Committee value input from shareholders and will consider the outcome of the vote when making future executive compensation decisions. The affirmative vote of a majority of the shares present or represented and entitled to vote either in person or by proxy is required to approve this Proposal 3.

THE BOARD RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION APPROVING THE COMPANY’S EXECUTIVE COMPENSATION POLICIES AND PROCEDURES AND THE 2020 COMPENSATION PAID TO THE NEO’s.

PROPOSAL 4:  NON-BINDING ADVISORY VOTE REGARDING THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION

The Board of Directors and the Compensation Committee are seeking shareholder opinions on the frequency of future advisory votes regarding the Company’s executive compensation. Consistent with the intent of the Dodd-Frank Act and SEC rules, the Board of Directors is providing shareholders with the opportunity to cast a non-binding advisory vote. The compensation of the Company’s NEO is disclosed in the “Executive Compensation” section of this proxy statement, and the accompanying compensation tables and the related disclosures. The Board of Directors asks the shareholders to indicate the frequency with which they would like future votes. We are providing shareholders with the option of selecting a frequency of one, two or three years, or abstaining. The advisory vote on the frequency of the advisory vote on executive compensation that receives a plurality (that is, the largest number) of votes cast will be the preference selected by shareholders. Abstentions and broker non-votes are not considered to be votes cast and therefore will have no effect on the outcome of this advisory vote.  In the interests of transparency and recognizing the importance of shareholder involvement with the Company, we recommend that our shareholders select a frequency of voting on executive compensation everyone year.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF EVERY “ONE YEAR” FOR FUTURE ADVISORY VOTES ON THE COMPANY’S EXECUTIVE COMPENSATION.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of shares of our common stock as of Record Date, based on 13,994,709 shares issued and outstanding by (i) each person known to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors and director nominees, (iii) our named executive officers and (iv) all directors and executive officers as a group. Shares are beneficially owned when an individual has voting and/or investment power over the shares or could obtain voting and/or investment power over the shares within 60 days of the Record Date. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable. Unless otherwise indicated, the address of each beneficial owner listed below is c/o Creatd, Inc., 2050 Center Avenue, Suite 640, Fort Lee, NJ 07024.

	Shares Beneficially Owned (1)		Percentage Ownership

Executive Officers and Directors
Jeremy Frommer	826,070	(2)	5.70%
Justin Maury	542,656	(3)	3.06%
Chelsea Pullano	207,818	(5)	1.46%
Leonard Schiller	163,984	(4)	1.17%
Mark Standish	675,976	(6)	4.71%
Laurie Weisberg	127,736	(7)	* %
LaBrena Martin	75,109	(8)	* %
All current directors and officers as a group	2,619,349		16.10%

*	less than one percent

(1)	The securities “beneficially owned” by a person are determined in accordance with the definition of “beneficial ownership” set forth in the regulations of the SEC and accordingly, may include securities owned by or for, among others, the spouse, children or certain other relatives of such person, as well as other securities over which the person has or shares voting or investment power or securities which the person has the right to acquire within 60 days.

(2)	Includes 336,817 shares of common stock, 489,188 shares of common stock underlying stock options, and 65 shares of common stock underlying warrants.

(3)	Includes 100,323 shares of common stock and 442,333 shares of common stock underlying stock options.

(4)	Includes 103,761 shares of common stock, 59,375 shares of common stock underlying options, and 848 shares of common stock underlying warrants.

(5)	Includes 7,818 shares of common stock and 200,000 shares of common stock underlying stock options.

(6)	Includes 330,827 shares of common stock, 115,000 shares of common stock underlying stock options, 24,272 shares of common stock underlying shares of Preferred Series E stock, and 205,877 shares of common stock underlying warrants.

(7)	Includes 20,064 shares of common stock, 103,750 shares underlying options, and 3,922 shares of common stock underlying warrants.

(8)	Includes 13,858 shares of common stock and 61,251 shares of common stock underlying options.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% stockholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a).

Based solely on our review of certain reports filed with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the reports required to be filed with respect to transactions in our common stock during the fiscal year ended December 31, 2020, the following persons did not file timely: Jeremy Frommer failed to report 78 transactions on time on a Form 4; Justin Maury failed to report 27 transactions on time on a Form 4; Laurie Weisberg failed to report 1 transaction on time on a Form 3 and 3 transactions on time on a Form 4; Mark Standish failed to report 1 transaction on time on a Form 3; Chelsea Pullano failed to report 1 transaction on time on a Form 3 and 1 transactions on time on a Form 4; and Mark Patterson, a former member of our Board of Directors, failed to report 1 transaction on time on a Form 3 and 17 transactions on time on a Form 4.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions during our fiscal years ended December 31, 2020 and 2019 to which we have been a party, including transactions in which the amount involved in the transaction exceeds the lesser of  $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described elsewhere in this proxy statement. We are not otherwise a party to a current related party transaction, and no transaction is currently proposed, in which the amount of the transaction exceeds the lesser of  $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which a related person had or will have a direct or indirect material interest.

The January 2019 Rosen Loan Agreement

On January 30, 2019, the Company entered into a loan agreement (the “January 2019 Rosen Loan Agreement”) with Mr. Rosen, whereby the Company issued Mr. Rosen a promissory note in the principal amount of $175,000 (the “January 2019 Rosen Note”). As additional consideration for entering in the January 2019 Rosen Note Loan Agreement, the Company issued Mr. Rosen a four-year warrant to purchase 5,000 shares of the Company’s common stock at a purchase price of $18.00 per share. Pursuant to the January 2019 Rosen Loan Agreement, the January 2019 Rosen Note bears interest at a rate of 10% per annum and payable on the maturity date of February 15, 2019 (the “January 2019 Rosen Maturity Date”). On February 19, 2018, the Company executed upon an agreement that extended the maturity date of this loan to March 7, 2019. As part of the extension agreement, the Company issued Mr. Rosen warrants to purchase 11,731 shares of common stock of the Company at an exercise price of $18.00. On March 29, 2019, the Company entered into an agreement with Mr. Rosen that extended the maturity date of this loan to May 15, 2019.

On August 8, 2019, the Company entered into an agreement further extending the maturity date to September 20, 2019.

During the year ended December 31, 2019 the Company repaid $175,000 in principal and $15,073 in interest and the loan is no longer outstanding.

The February 2019 Rosen Loan Agreement

On February 14, 2019, the Company entered into a loan agreement (the “February 2019 Rosen Loan Agreement”) with Mr. Rosen, whereby the Company issued Mr. Rosen a promissory note in the principal amount of $50,000 (the “February 2019 Rosen Note”). As additional consideration for entering in the February 2019 Rosen Note Loan Agreement, the Company issued Mr. Rosen a four-year warrant to purchase 1,667 shares of the Company’s common stock at a purchase price of $18.00 per share. Pursuant to the February 2019 Rosen Loan Agreement, the February 2019 Rosen Note bears interest at a rate of 10% per annum and payable on the maturity date of February 28, 2019 (the “February 2019 Rosen Maturity Date”). On March 29, 2019, the Company entered into an agreement with Mr. Rosen that extended the maturity date of this loan to May 15, 2019. On August 8, 2019, the Company entered into an agreement further extending the maturity date to September 20, 2019.

During the year ended December 31, 2019 the Company repaid $50,000 in principal and $3,208 in interest and the loan is no longer outstanding.

The June 2019 Loan Agreement

On June 3, 2019, the Company entered into a loan agreement (the “June 2019 Loan Agreement”) with Mr. Rosan, pursuant to which the Company was to be indebted in the amount of $2,400,000, of which $1,200,000 was funded by September 30, 2019 and $1,200,000 was exchanged from the May 2016 Rosen Loan Agreement dated May 26, 2016 in favor of Rosen for a joint and several interest in the Term Loan pursuant to the Debt Exchange Agreement. The June 2019 Loan Agreement, the June 2019 Loan bears interest at a rate of 12.5% per annum, compounded annually and payable on the maturity date of December 3, 2019 (the “June 2019 Maturity Date”) at which time all outstanding principal, accrued and unpaid interest and other amounts due under the June 2019. In connection with the conversion of the May 2016 Rosen Loan Agreement the Company recorded a debt discount of $92,752. The debt discount is being accreted over the life of the note to accretion of debt discount and issuance cost.

The August 2019 Schiller Loan Agreement

On August 6, 2019, the Company entered into a loan agreement (the “August 2019 Schiller Loan Agreement”) with Mr. Schiller, whereby the Company issued a promissory note to Mr. Schiller in the principal amount of $15,000 (the “August 2019 Schiller Note”). Pursuant to the August 2019 Schiller Loan Agreement, the August 2019 Schiller Note bears interest at a rate of $750 per month. As additional consideration for entering in the August 2019 Schiller Loan Agreement, the Company issued a five-year warrant to purchase 75 shares of the Company’s common stock at a purchase price of $18.00 per share.

During the year ended December 31, 2019 the Company repaid $15,000 in principal and $750 in interest and the loan is no longer outstanding.

The September 2019 Schiller Loan Agreement

On September 26, 2019, the Company entered into a loan agreement (the “September 2019 Schiller Loan Agreement”) with Mr. Schiller, whereby the Company issued Mr. Schiller a promissory note in the principal amount of $50,000 (the “September 2019 Schiller Note”). Pursuant to the September 2019 Schiller Loan Agreement, the September 2019 Schiller Note bears interest at a rate of $2,250 per month. As additional consideration for entering in the First September 2019 Schiller Loan Agreement, the Company issued Schiller a five-year warrant to purchase 333 shares of the Company’s common stock at a purchase price of $18.00 per share.

During the year ended December 31, 2019 the Company repaid $50,000 in principal and $2,250 in interest and the loan is no longer outstanding.

The October 2019 Frommer Loan Agreement

On October 7, 2019, the Company entered into a loan agreement (the “October 2019 Frommer Loan Agreement”) with Mr. Frommer, whereby the Company issued Mr. Frommer a promissory note in the principal amount of $10,000 (the “October 2019 Frommer Note”). Pursuant to the October 2019 Frommer Loan Agreement, the October 2019 Frommer Note bears interest at a flat rate of $500. As additional consideration for entering in the October 2019 Frommer Loan Agreement, the Company issued Mr. Frommer a five-year warrant to purchase 50 shares of the Company’s common stock at a purchase price of $18.00 per share.

During the year ended December 31, 2019 the Company repaid $10,000 in principal and $225 in interest and the loan is no longer outstanding.

The July 2020 Convertible Note Offering

From July 2020 to September 2020, the Company conducted multiple closings of a private placement offering to accredited investors (the “July 2020 Convertible Note Offering”) of units of the Company’s securities by entering into subscription agreements with “accredited investors” (the “July 2020 Investors”) for aggregate gross proceeds of $50,000. The July 2020 Convertible Note Offering accrues interest at a rate of twelve percent per annum (12%). The July 2020 Convertible Note Offering mature on the six (6th) month anniversary of their issuance dates.

The July 2020 Note Offering is convertible into shares of the Company’s common stock, par value $.001 per share (“Conversion Shares”) at the lesser of (i) a fixed conversion price equal to $12.75 per share after the maturity date or (ii) any private placement offerings or one or more registered public offerings by the Company under the Securities Act in connection with its listing onto a national securities exchange (a “Qualified Offering”).

Upon default the July 2020 Convertible Note Offering is convertible into shares of the Company’s common stock, par value $.001 per share (“Conversion Shares”) equal to 61% multiplied by the lowest trade of the common stock during the twenty (15) consecutive trading day period immediately preceding the date of the respective conversion.

The conversion feature of the July 2020 Convertible Note Offering provides for an effective conversion price that is below market value on the date of issuance. Such feature is normally characterized as a beneficial conversion feature. When the Company records a BCF the relative fair value of the BCF is recorded as a debt discount against the face amount of the respective debt instrument. The Company recorded a BCF and related debt discount of $9,812, the discount is being accreted over the life of the Debenture to accretion of debt discount and issuance cost.

The Company recorded a $21,577 debt discount relating to 3,922 July 2020 Convertible Note Offering issued to investors based on the relative fair value of each equity instrument on the dates of issuance. The debt discount is being accreted over the life of these notes to accretion of debt discount and issuance cost.

During the year ended December 31, 2020, the Company converted $50,000 of principal and $630 of unpaid interest into the September 2020 Equity Raise.

The January 2020 Rosen Loan Agreement

On January 14, 2020, the Company entered into a loan agreement (the “January 2020 Rosen Loan Agreement”), whereby the Company issued a promissory note in the principal amount of $150,000 (the “January 2020 Rosen Note”). Pursuant to the January 2020 Rosen Loan Agreement, the January 2020 Rosen Note accrues interest at a fixed amount of $2,500 for the duration of the note.

During the year ended December 31, 2020 the Company repaid $150,000 in principal and $15,273 in interest.

The February Banner 2020 Loan Agreement

On February 15, 2020, the Company entered into a loan agreement (the “February 2020 Banner Loan Agreement”), whereby the Company issued a promissory note in the principal amount of $9,900 (the “February 2020 Note”) for expenses paid on behalf of the Company by an employee. Pursuant to the February 2020 Loan Agreement, the February 2020 Note bears interest at a rate of $495. As additional consideration for entering in the February 2020 Loan Agreement, the Company issued a five-year warrant to purchase 49 shares of the Company’s common stock at a purchase price of $18.00 per share.

During the year ended December 31, 2020 the Company repaid $9,900 in principal and $495 in interest.

The February 2020 Frommer Loan Agreement

On February 18, 2020, the Company entered into a loan agreement (the “February 2020 Frommer Loan Agreement”) with Jeremy Frommer, an officer of the Company, whereby the Company issued Frommer a promissory note in the principal amount of $2,989 (the “February 2020 Frommer Note”). As additional consideration for entering in the June 2018 Frommer Note Loan Agreement, the Company issued Frommer a five-year warrant to purchase 15 shares of the Company’s common stock at a purchase price of $18.00 per share. Pursuant to the February 2020 Frommer Loan Agreement, the note is payable on the maturity date of February 28, 2020 (the “February 2020 Frommer Maturity Date”).

During the year ended December 31, 2020 the Company repaid $2,989 in principal and $160 in interest.

The September 2020 Goldberg Loan Agreement

On September 15, 2020, the Company entered into a loan agreement (the “September 2020 Goldberg Loan Agreement”) with Goldberg whereby the Company issued a promissory note of $16,705 (the “September 2020 Goldberg Note”). Pursuant to the September 2020 Goldberg Loan Agreement, the September 2020 Goldberg Note has an interest rate of 7%. The maturity date of the September 2020 Goldberg Note is September 15, 2022 (the “September 2020 Goldberg Maturity Date”), at which time all outstanding principal, accrued and unpaid interest and other amounts due under note are due. The September 2020 Goldberg Loan is secured by the tangible and intangible property of the Company.

Since the September 2020 Goldberg Note has a make-whole provision if the share price of the Company’s common stock is below 2.92 on September 14, 2020, they are subject to derivative liability treatment. The Company has applied ASC 815, due to the potential for settlement in a variable quantity of shares. The make-whole feature of gave rise to a derivative liability of $2,557,275 which was recorded as a loss on extinguishment of debt.

During the three months ended March 31, 2021 the Company accrued interest of $288.

The September 2020 Rosen Loan Agreement

On September 15, 2020, the Company entered into a loan agreement (the “September 2020 Rosen Loan Agreement”) with Rosen whereby the Company issued a promissory note of $3,295 (the “September 2020 Rosen Note”). Pursuant to the September 2020 Rosen Loan Agreement, the September 2020 Rosen Note has an interest rate of 7%. The maturity date of the September 2020 Rosen Note is September 15, 2022 (the “September 2020 Rosen Maturity Date”), at which time all outstanding principal, accrued and unpaid interest and other amounts due under the note are due. The September 2020 Rosen Loan is secured by the tangible and intangible property of the Company.

Since the September 2020 Rosen Note has a make-whole provision if the share price of the Company’s common stock is below 2.92 on September 14, 2020, they are subject to derivative liability treatment. The Company has applied ASC 815, due to the potential for settlement in a variable quantity of shares. The make-whole feature of gave rise to a derivative liability of $504,413 which was recorded as a loss on extinguishment of debt.

During the three months ended March 31, 2021 the Company accrued interest of $57.

Officer compensation

During the three months ended March 31, 2021 the Company paid $20,082 for living expenses for officers of the Company.

OTHER MATTERS

The Board of Directors knows of no other business, which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mails, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, we will cancel your previously submitted proxy.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a proxy statement or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

If you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of the notice and, if applicable, other proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy materials, as requested, to a stockholder at a shared address to which a single copy of the proxy materials was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of our proxy materials either now or in the future, please contact us at 2050 Center Avenue, Suite 640, Fort Lee, NJ 07024 Attn: Corporate Secretary. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of our proxy materials either now or in the future, please contact your brokerage firm or bank.

ANNUAL REPORT

Additional copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 may be obtained without charge by writing to the Company’s Secretary, 2050 Center Avenue, Suite 640, Fort Lee, NJ 07024.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Mark Standish
Mark Standish
Chairman of the Board of Directors

October 21, 2021

PROXY CARD

CREATD, INC.

PROXY FOR ANNUAL MEETING TO BE HELD ON DECEMBER 2, 2021
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints, Jeremy Frommer, as proxy, with full power of substitution, to represent and to vote all the shares of common stock of Creatd, Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held on December 2, 2021 and at any adjournments thereof, subject to the directions indicated on this Proxy Card.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTOR NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT — This Proxy must be signed and dated below.

The Annual Meeting of Stockholders of Creatd, Inc. will be held in a virtual meeting format at http://annualgeneralmeetings.com/Creatd/ on December 2, 2021. The notice of the Annual Meeting and this proxy card are being mailed to all stockholders eligible to vote at the Annual Meeting. This proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 are available electronically at http://annualgeneralmeetings.com/Creatd/

THIS IS YOUR PROXY
YOUR VOTE IS IMPORTANT!

Dear Stockholder:

You are cordially invited to our 2021 annual stockholder meeting. Due to the emerging public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our employees and stockholders, the Annual Meeting will be held in a virtual meeting format at http://annualgeneralmeetings.com/Creatd/

Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE DIRECTOR NOMINEES LISTED AND FOR PROPOSAL 2.

1. Election of Class II Directors	FOR	WITHHOLD
01 – Jeremy Frommer 02 – Leonard Schiller 03 – Mark Standish 04 – Laurie Weisberg 05 – LaBrena Martin	☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐
2. Proposal to ratify Rosenberg Rich Baker Berman, P.A. as Creatd’s independent registered public accountants for fiscal year ending December 31, 2021.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3. To approve, in a non-binding advisory vote, the compensation of the Company’s Named Officers.	FOR ☐	AGAINST ☐	ABSTAIN ☐

4. To approve, in a non-binding advisory vote, the frequency of executive compensation votes.	ONE YEAR ☐	TWO YEARS ☐	THREE YEARS ☐	ABSTAIN ☐

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

Dated:________________, 2021

Signature

Signature

(Joint Owners)
Name (printed)
Title

YOUR VOTE IS IMPORTANT

VOTE BY INTERNET:

1. BEFORE THE MEETING: Go to http://annualgeneralmeetings.com/Creatd/

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on December 1, 2021. Have your proxy card and control number in hand when you access the web site and follow the instructions.

2. DURING THE MEETING: Go to http://annualgeneralmeetings.com/Creatd/

You may attend the Meeting via the Internet and vote during the Annual Meeting. Have your control number ready to login to the Annual Meeting.

VOTE BY MAIL:

Please mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

YOUR CONTROL NUMBER IS:

REMINDER: You may vote your proxy by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m. Eastern Time, prevailing time, on December 1, 2021.

Your Internet vote authorizes the named proxies to vote in the same manner as if you attended the meeting.